UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2016

BioTelemetry, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55039	46-2568498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Cedar Hollow Road Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends a current report on Form 8-K, filed December 7, 2016, in which, BioTelemetry, Inc. (the “Company”), through its directly or indirectly wholly-owned subsidiaries Telcare Acquisition, LLC (“Telcare Acquisition”) and BioTelemetry Care Management, LLC (“BioTelemetry Care Management,” and together with Telcare Acquisition, the “Buyers”), acquired TelCare Medical Supply, Inc. (“TelCare Supply”), a wholly-owned subsidiary of Telcare, Inc. (the “Seller”), and substantially all of the assets of the Seller pursuant to the terms and conditions of a Share and Asset Purchase Agreement dated as of December 1, 2016 by and among the Company, the Buyers and the Seller (the “Purchase Agreement”). All transactions contemplated in the Purchase Agreement (the “Transaction”) were consummated on December 1, 2016.

It also reported that the pro forma financial statements required by Item 9.01 (a) and the financial statements required by Item 9.01 (b) will be provided within seventy-one (71) calendar days of the current report filed on December 7, 2016. This amendment contains the financial statements and pro forma financial statements required by Items 9.01 (a) and (b).

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements

The Company is filing herewith as Exhibits 99.1, 99.2 and 99.3 the following financial statements in accordance with Regulation S-X 3-05 and 3-06:

•                               Audited consolidated financial statements of Telcare, Inc. and Subsidiary as of and for the year ended December 31, 2015;

•                               Audited financial statements of Telcare, Inc. and Consolidated Subsidiary as of and for the year ended December 31, 2014;

•                              Unaudited consolidated financial statements of Telcare, Inc. and Subsidiary as of and for the nine months ended September 30, 2016 and 2015.

(b)   Pro Forma Financial statements

The Company is filing herewith as Exhibit 99.4 the following Unaudited Pro Forma Condensed Combined Financial Information prepared to give effect to the transaction. The pro forma financial information includes:

•                               Unaudited pro forma condensed combined financial information of the Company and Telcare, Inc. and Subsidiary as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information these statements are provided for informational and illustrative purposes and is preliminary based on currently available information, which we believe is reasonable, but may be subject to change and differ materially from these statements. This pro forma information does not purport to project the future consolidated financial condition or results of operations for the combined company. The Unaudited Pro Forma Condensed Combined Financial Information contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Unaudited Pro Forma Condensed Combined Financial Information regarding these forward-looking statements.

(d) Exhibits

Exhibit Number	Description

23.1 ±	Consent of Baker Tilly Virchow Krause, LLP, Independent Auditors to Telcare, Inc. and Subsidiary
23.2 ±	Consent of PricewaterhouseCoopers LLP, Independent Auditors to Telcare, Inc. and Consolidated Subsidiary
99.1 ±	Audited consolidated financial statements of Telcare, Inc. and Subsidiary as of and for the year ended December 31, 2015
99.2 ±	Audited financial statements of Telcare, Inc. and Consolidated Subsidiary as of and for the year ended December 31, 2014
99.3 ±	Unaudited consolidated financial statements of Telcare, Inc. and Subsidiary as of and for the nine months ended September 30, 2016 and 2015
99.4 ±

Unaudited pro forma condensed combined financial information of the Company and Telcare, Inc. and Subsidiary as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015

99.5 *	Form 8-K, filed December 7, 2016 (File No. 000-55039)

* Previously Filed
± Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2017	BioTelemetry, Inc.

	By:	/S/ Heather C. Getz
Heather C. Getz, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)